The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Multi-Asset Income Fund
Prospectus Supplement

August 10, 2012

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS Multi-Asset Income Fund series of The UBS Funds dated April 17, 2012, as follows:

The second paragraph under the heading “Class C shares” in the section entitled “Managing your fund account” on page 15 of the Prospectus is deleted in its entirety and replaced by the following:

Class C shares also have a contingent deferred sales charge of 0.75%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-576